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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

          Date of report (Date of earliest event reported) June 6, 2002
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                             STAR GAS PARTNERS, L.P.
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             (Exact name of registrant as specified in its charter)


         Delaware                       33-98490               06-1437793
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(State or other jurisdiction      (Commission File Number)     (IRS Employer
   of incorporation)                                         Identification No.)

    2187 Atlantic Street, Stamford, CT                              06902
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 (Address of principal  executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (203) 328-7300
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events

Star Gas Partners, L.P., a Delaware partnership (the "Reporting Person"), is filing pursuant to this Form 8-K the following historical press release:

CONTACT:
Richard F. Ambury                          Robert L. Rinderman, Catherine DiTuri
Treasurer                                  Jaffoni & Collins Incorporated
203/328-7300                               212/835-8500 or SGU@jcir.com

FOR IMMEDIATE RELEASE

FITCH UPDATES RATING OF STAR GAS DEBT

STAMFORD, CT (June 6, 2002) -- Star Gas Partners, L.P. (the "Partnership") (NYSE: SGU, SGH), a diversified energy distributor and services provider - specializing in heating oil, propane, natural gas and electricity, announced today that Fitch Rating Service has reaffirmed its (BBB) rating on the First Mortgage Notes issued by Star's subsidiary Star Gas Propane. At the same time, Fitch has placed on rating watch negative its (BBB) rating of the Senior Secured Notes of Star's subsidiary, Petro.

Star Gas Partners, L.P., is a leading distributor of home heating oil, propane and deregulated natural gas and electricity. Star is the nation's largest retail distributor of home heating oil and the nation's seventh largest retail propane distributor. Star owns an 80.0% controlling interest in Total Gas & Electric, which sells natural gas and electricity in the Northeast and Mid-Atlantic.

This news announcement contains certain forward-looking information that is subject to certain risks and uncertainties as indicated from time to time in the Partnership's 10-K, 10-Q, 8-K and other filings with the Securities and Exchange Commission. Included risks and uncertainties are the effects of the weather on the Partnership's financial results, competitive and propane and heating oil pricing pressures and other factors impacting the propane, home heating oil, natural gas and electricity distribution industries.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Gas Partners, L.P.
By:  Star Gas LLC (General Partner)



         Signature                        Title                     Date
         ---------                        -----                     ----

                            Chairman of the Board and Chief         June 6, 2002
                            Executive Officer

  /s/ Irik P. Sevin         Star Gas LLC
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By:  Irik P. Sevin          (Principal Executive Officer)